407(e)
                                                                        33-47949

                               IMPORTANT NOTICE
REGARDING SUBSTITUTION OF EQ/AXA ROSENBERG VIT VALUE LONG/SHORT EQUITY PORTFOLIO



                                                            November [XX], 2006

Dear AXA Equitable Contract Owner:

This is to remind you of an important change in connection with the Laudus Rosenberg VIT Value Long/Short Equity Portfolio, an investment option offered under your AXA Equitable variable annuity. In order to allow the portfolio to operate more efficiently under a uniform organizational structure, AXA Equitable requested regulatory approval to transfer the assets of the Laudus Rosenberg VIT Value Long/Short Equity Portfolio ("replaced option") to a newly created portfolio of EQ Advisors Trust, known as EQ/AXA Rosenberg Value Long/Short Equity Portfolio ("surviving option"). This transfer was approved and implemented through a substitution transaction that occurred on [November 17, 2006].

As a result of this transaction, any amounts that you had invested in the replaced option were transferred to the surviving option. Also, any allocation election you have to the replaced option will be considered as an allocation election to the surviving option. Please keep in mind that the surviving option mirrors the investment objectives, strategies, policies and fees of the replaced option. For all practical purposes, this substitution transaction has no impact on your current investment allocation or account values. Please note that the expense information for the surviving option was stated incorrectly in the supplement to your current product prospectus dated August 25, 2006 and included in your semi-annual report. The correct expense information is as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Total Annual    Fee Waivers     Net Total
                                                                                          Expenses        and/or          Annual
                                                                         Underlying       (Before         Expense     Expenses After
                                     Management                Other   Portfolio Fees      Expense       Reimburse-      Expense
            Portfolio Name              Fees    12b-1 Fees   Expenses   and Expenses     Limitation)       ments       Limitations
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA Rosenberg Value Long/Short
 Equity                                1.40%      0.25%        1.58%         --              3.23%         (0.02)%        3.21%
------------------------------------------------------------------------------------------------------------------------------------

Because the Portfolio's expenses have not been impacted as a result of this substitution, the amounts shown in the expense example for the replaced option in your current product prospectus can be used to show the expenses a hypothetical contract owner would pay under the surviving option.

You may transfer your account value among the investment options, subject to the terms and conditions set forth in your contract. Any transfer fees that otherwise would apply will be waived on transfers out of the surviving option that you make within the next 30 days. These transfers also will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer or other market timing activity.

For more information, please contact your AXA Equitable financial professional or contact a customer service representative at 1-800-528-0204.










                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

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